UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2006

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 29, 2006, Capital One Financial Corporation (“Capital One” or the “Company”) closed the public offering of $1,000,000,000 aggregate principal amount of the Company’s 6.150% Subordinated Notes Due 2016 (the “Notes”), pursuant to an Underwriting Agreement dated August 23, 2006, among the Company and J.P. Morgan Securities, Inc., Banc of America Securities LLC and Barclays Capital Inc., as representatives of the underwriters named in Schedule I thereto (collectively, the “Underwriters”). The Notes were issued pursuant to a Subordinated Indenture dated August 29, 2006 (the “Indenture”) between the Company and The Bank of New York, as Indenture Trustee. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-133943).

The foregoing description of the Notes and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Additional Information About the Capital One – North Fork Transaction

In connection with the proposed merger of Capital One and North Fork Bancorporation, Inc. (“North Fork”), Capital One filed with the Securities and Exchange Commission (the “SEC”) on a Registration Statement on Form S-4 that included a joint proxy statement of Capital One and North Fork that also constitutes a prospectus of Capital One. Capital One and North Fork mailed the definitive joint proxy statement/prospectus to their respective stockholders on or about July 14, 2006. Investors and security holders are urged to read the joint proxy statement/prospectus (including all filings subsequent to the date of mailing that are incorporated by reference therein as provided in the joint proxy statement/prospectus) regarding the proposed merger because it contains important information. You may obtain a free copy of the joint proxy statement/prospectus and other related documents filed by Capital One and North Fork with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the heading “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing North Fork’s website at www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
1.1	Underwriting Agreement dated August 23, 2006, among Capital One Financial Corporation and J.P. Morgan Securities, Inc., Banc of America Securities LLC and Barclays Capital Inc., as representatives of the Underwriters

4.1	Indenture dated August 29, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee

4.2	Specimen Subordinated Note Certificate

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: August 30, 2006	By:	/s/ John G. Finneran, Jr.
	Name:	John G. Finneran, Jr.
	Title:	General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement dated August 23, 2006, among Capital One Financial Corporation and J.P. Morgan Securities, Inc., Banc of America Securities LLC and Barclays Capital Inc., as representatives of the Underwriters

4.1	Indenture dated August 29, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee

4.2	Specimen Subordinated Note Certificate

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